Exhibit 10.1

CLOSING AGREEMENT

THIS CLOSING AGREEMENT (“Agreement”) is made and entered into as of September 10, 2021, by and among Frank’s International N.V., a public company organized under the laws of the Netherlands (“Parent”), New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Parent (“Merger Sub”), and Expro Group Holdings International Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company” and, together with Parent and Merger Sub, the “Parties” and each a “Party”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Parties are parties to the Agreement and Plan of Merger, dated as of March 10, 2021 (the “Merger Agreement”), providing for, among other things, the merger of the Company with and into Merger Sub, with Merger Sub surviving the merger as a direct, wholly owned Subsidiary of Parent (the “Merger”);

WHEREAS, the Company has obtained the Company Requisite Approval, Parent has obtained the Parent Requisite Approval and the other conditions to each Party’s obligations to effect the Merger and otherwise consummate the Transactions have been satisfied as of the date hereof;

WHEREAS, (i) the Company has delivered a certificate from the chief executive officer of the Company in the form attached hereto as Exhibit A dated as of the date hereof, which certifies, among other things, that the conditions set forth in Section 6.2(a) and 6.2(d) of the Merger Agreement have been satisfied, and (ii) Parent has delivered a certificate from the chief executive officer of Parent in the form attached hereto as Exhibit B dated as of the date hereof, which certifies, among other things, that the conditions set forth in Section 6.3(a) and 6.3(d) of the Merger Agreement have been satisfied;

WHEREAS, Section 1.3 of the Merger Agreement requires that the Closing occur on the third Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article 6 of the Merger Agreement or at such other time and date as may be mutually agreed by Parent and the Company; and

WHEREAS, the Parties desire to enter into this Agreement to agree pursuant to Section 1.3 of the Merger Agreement that, upon the terms and subject to the conditions set forth herein, the Closing shall occur on October 1, 2021 and that the Parties agree that, except as set forth in Section 3 hereof, all of the conditions precedent to effect the Merger have been satisfied for all purposes both as of the date hereof and as of the Closing.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties agrees as follows:

AGREEMENT

1.	Representations and Warranties.

(a)    The Company represents and warrants to each of the Parent Group Parties that the execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary entity action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due and valid execution of this Agreement by each of the Parent Group Parties, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the Bankruptcy and Equity Exception.

(b)    Each Parent Group Party, jointly and severally, represents and warrants to the Company that the execution and delivery of this Agreement by the Parent Group Parties has been duly and validly authorized by all necessary entity action on the part of the Parent Group Parties. This Agreement has been duly and validly executed and delivered by the Parent Group Parties and, assuming the due and valid execution of this Agreement by the Company, constitutes the legal, valid, and binding obligation of each of the Parent Group Parties, enforceable against such Parent Group Party in accordance with its terms, except as such enforcement may be limited by the Bankruptcy and Equity Exception.

2.    Closing. The Closing shall take place pursuant to Section 1.3 of the Merger Agreement as soon as practicable on October 1, 2021 subject to the satisfaction or waiver at the Closing of the conditions set forth in Section 3 hereof. The Parties acknowledge and agree that (i) the conditions to the Closing set forth in Section 6.1(a), (b) and (c) of the Merger Agreement have been satisfied; and (ii) the Registration Statement has been declared effective by the SEC under the Securities Act. Parent acknowledges and agrees that the conditions to Parent’s obligation to effect the Merger and otherwise consummate the Transactions set forth in Sections 6.2(a), 6.2(c) (but solely with respect to Section 6.2(a)) and 6.2(d) of the Merger Agreement have been satisfied for all purposes both as of the date hereof and as of the Closing. The Company acknowledges and agrees that the conditions to the Company’s obligation to effect the Merger and otherwise consummate the Transactions set forth in Sections 6.3(a), 6.3(c) (but solely with respect to Section 6.3(a)) and 6.3(d) of the Merger Agreement have been satisfied for all purposes both as of the date hereof and as of the Closing. The Plan of Merger shall be in the form set forth on Exhibit C hereto.

3.    Closing Conditions.

(a)   The respective obligation of each Party to effect the Merger and otherwise consummate the Transactions is subject to the satisfaction at the Closing of each of the following conditions, any or all of which, to the extent permitted by applicable Legal Requirements, may be waived, in whole or in part, jointly by the Parties:

(i)         No temporary restraining Order, preliminary or permanent injunction, or other Order of a Governmental Body prohibiting the consummation of the Merger shall be in effect, and no Legal Requirement shall be in effect that makes consummation of the Merger illegal or otherwise prohibits the consummation of the Merger.

(ii)         The Registration Statement shall not be the subject of any stop order suspending the effectiveness of the Registration Statement and no Legal Proceedings seeking a stop order shall have been initiated or threatened.

(b)    The obligations of the Parent Group Parties to effect the Merger and otherwise consummate the Transactions are subject to the satisfaction, or waiver by Parent, at the Closing, of each of the following conditions:

(i)         Each of the representations and warranties of the Company set forth in Section 1(a) shall be true and correct in all respects as of the date of this Agreement, and as of the Closing as though made at the Closing.

(ii)        Each of the covenants and obligations in the Merger Agreement and this Agreement that the Company is required to comply with or perform at or prior to the Closing shall have been complied with or performed in all material respects.

(iii)        The Company shall have provided Parent with a certificate from the chief executive officer of the Company, on behalf of the Company, certifying that the conditions set forth in Section 3(b)(i) and (ii) have been satisfied.

(c)    The obligations of the Company to effect the Merger and otherwise consummate the Transactions are subject to the satisfaction, or waiver by the Company, at the Closing, of each of the following conditions:

(i)         Each of the representations and warranties of the Parent Group Parties set forth in Section 1(b) shall be true and correct in all respects as of the date of this Agreement, and as of the Closing as though made at the Closing.

(ii)        Each of the covenants and obligations in the Merger Agreement and this Agreement that Parent or Merger Sub, as applicable, is required to comply with or perform at or prior to the Closing shall have been complied with or performed in all material respects.

(iii)        Parent shall have provided the Company with a certificate from the chief executive officer of Parent, on behalf of Parent, certifying that the conditions set forth in Section 3(c)(i) and (ii) have been satisfied.

4.    Effect of Agreement. This Agreement shall modify the Merger Agreement to the extent, but only to the extent, expressly set forth herein (it being the intent of the Parties that all of the terms and provisions of the Merger Agreement that are not expressly modified, waived or replaced hereunder shall be unaltered and shall remain in full force and effect).

5.    General. Sections 8.2 (Remedies Cumulative; Waiver), 8.4 (Entire Agreement), 8.5 (Execution of Agreement; Counterparts; Electronic Signatures), 8.6 (Governing Law), 8.7 (Exclusive Jurisdiction; Venue; Waiver of Jury Trial), 8.9 (Assignments and Successors), 8.10 (No Third-Party Rights), 8.12 (Construction; Usage), 8.13 (Enforcement of Agreement) and 8.14 (Severability) of the Merger Agreement shall apply, and are hereby incorporated herein by reference, to this Agreement mutatis mutandis.

6.    References. After the execution and delivery of this Agreement, any reference to the Merger Agreement shall be deemed to include this Agreement and any reference in any of this Agreement or the Merger Agreement to the Merger Agreement shall be read as a reference to the Merger Agreement as modified hereby. Notwithstanding the foregoing, references to the date of the Merger Agreement and words of similar import shall be to March 10, 2021 and references to the date of this Agreement or the date hereof shall be to September 10, 2021.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

FRANK’S INTERNATIONAL N.V.

By:	/s/ MICHAEL C. KEARNEY
Name:	Michael C. Kearney
Its:	Chairman, President and Chief Executive Officer

NEW EAGLE HOLDINGS LIMITED

By:	/s/ MICHAEL C. KEARNEY
Name:	Michael C. Kearney
Its:	Authorized Person

EXPRO GROUP HOLDINGS INTERNATIONAL LIMITED

By:	/s/ MICHAEL JARDON
Name:	Michael Jardon
Its:	Chief Executive Officer

EXHIBIT A
COMPANY OFFICER CERTIFICATE
September 10, 2021

This Officer’s Certificate (the “Certificate”) is delivered by Expro Group Holdings International Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), in connection with that certain Agreement and Plan of Merger by and among Frank’s International N.V., a public company organized under the laws of the Netherlands (“Parent”), New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Parent (“Merger Sub”), and the Company dated as of March 10, 2021 (the “Merger Agreement”).

The undersigned, Michael Jardon, the Chief Executive Officer of the Company, certifies that he is authorized to execute this Certificate on behalf of the Company, and further certifies to the best of his knowledge and belief that, as of the date hereof:

(a)         Each of the representations and warranties of the Company (i) set forth in Section 3.5(b) (Absence of Certain Changes and Events) of the Merger Agreement is true and correct in all respects as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, (ii) set forth in Section 3.3(a) (Capitalization) of the Merger Agreement is true and correct in all respects as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, except for any de minimis inaccuracies, (iii) set forth in Section 3.2(a) (Authority), Section 3.3 (Capitalization) (other than Section 3.3(a)) and Section 3.17 (Brokers) of the Merger Agreement is true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, in all material respects and (iv) set forth in the Merger Agreement, other than those described in clauses (i), (ii) and (iii) above, is true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein) as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; provided in each case that representations and warranties made as of a specific date are so true and correct (subject to the qualifications set forth in this section) as of such date only.

(b)         The Company is not in breach of any covenant or other agreement contained in the Merger Agreement that would give rise to the failure of a condition set forth in Section 6.2(b) of the Merger Agreement if it was continuing as of the date hereof.

(c)         There has not occurred after the date of the Merger Agreement any circumstance, development, change, event, effect or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

/s/ MICHAEL JARDON
Name: Michael Jardon
Title: Chief Executive Officer

EXHIBIT B
PARENT OFFICER CERTIFICATE
September 10, 2021

This Officer’s Certificate (the “Certificate”) is delivered by Frank’s International N.V., a public company organized under the laws of the Netherlands (“Parent”), New Eagle Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Group Parties”), in connection with that certain Agreement and Plan of Merger by and among Parent, Merger Sub and Expro Group Holdings International Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), dated as of March 10, 2021 (the “Merger Agreement”).

The undersigned, Michael C. Kearney, the Chief Executive Officer of Parent, certifies that he is authorized to execute this Certificate on behalf of Parent, and further certifies to the best of his knowledge and belief that, as of the date hereof:

(a)         Each of the representations and warranties of the Parent Group Parties (i) set forth in Section 4.6(b) (Absence of Certain Changes and Events) of the Merger Agreement is true and correct in all respects as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, (ii) set forth in Section 4.3(a) (Capitalization) of the Merger Agreement is true and correct in all respects as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, except for any de minimis inaccuracies, (iii) set forth in Section 4.2(a) (Authority), Section 4.3 (Capitalization) (other than Section 4.3(a)) and Section 4.18 (Brokers) of the Merger Agreement is true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import set forth therein) as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, in all material respects and (iv) set forth in the Merger Agreement, other than those described in clauses (i), (ii) and (iii) above, is true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import set forth therein) as of the date of the Merger Agreement, and as of the date hereof as though made on the date hereof, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; provided in each case that representations and warranties made as of a specific date are so true and correct (subject to the qualifications set forth in this section) as of such date only.

(b)         The Parent Group Parties are not in breach of any covenant or other agreement contained in the Merger Agreement that would give rise to the failure of a condition set forth in Section 6.3(b) of the Merger Agreement if it was continuing as of the date hereof.

(c)         There has not occurred after the date of the Merger Agreement any circumstance, development, change, event, effect or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

/s/ MICHAEL C. KEARNEY
Name: Michael C. Kearney
Title: Chief Executive Officer

EXHIBIT C

Plan of Merger

(Omitted)